Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Commonwealth Biotechnologies, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2011 as filed with the Securities and Exchange Commission on April 16, 2012 (the “Report”), I, Richard J. Freer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 16, 2012	/s/ Richard J. Freer, Ph.D.
Richard J. Freer, Ph.D. Chief Executive Officer